Exhibit 99.2
NYSE American / TSX: IE ivanhoeelectric.com AMERICAN COPPER FOR A STRONGER FUTURE SANTA CRUZ COPPER PROJECT PRELIMINARY FEASIBILITY STUDY JUNE 23, 2025

Safe Harbor 2 Forward-Looking Statements Certain statements in this Presentation constitute “forward-looking statements” or “forward-looking information” within the meaning of applicable U.S. and Canadian securities laws. Such statements and information involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Ivanhoe Electric, its projects, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Such statements can be identified by the use of words such as “may”, “would”, “could”, “will”, “intend”, “expect”, “believe”, “plan”, “anticipate”, “estimate”, “scheduled”, “forecast”, “predict”, “target”, “project” and other similar terminology, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. These statements reflect Ivanhoe Electric’s current expectations regarding future events, performance and results and speak only as of the date of this Presentation. Such statements in this Presentation include, without limitation: the projections, assumptions and estimates contained in the Preliminary Feasibility Study related to the Santa Cruz Copper Project, including but not limited to those related to capital and operating costs, metal prices, cash flow, cash costs, revenue, net present value, internal rate of return, mine design and mining techniques and processes, copper production, grade and recoveries, development, throughput, life of mine, illustrative timelines related to mine construction, permitting and copper production, potential financing, including through Export-Import Bank of the United States, jobs during construction and operations, mine sequencing, mining technology, equipment, staffing and infrastructure, emissions, use of land, water management and estimates regarding groundwater flow, power and other resources, estimates of mineral resources and reserves, potential for expansion of mineral resources, copper grade and cash cost costs relative to other mines, use of renewable energy, use of energy storage technologies, the ability to produce pure copper cathode, the ability to secure state and local permits, and planned or potential developments in the businesses of Ivanhoe Electric. Forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Such statements are subject to significant risks and uncertainties, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including changes in the prices of copper or other metals Ivanhoe Electric is exploring for; the results of exploration and drilling activities and/or the failure of exploration programs or studies to deliver anticipated results or results that would justify and support continued exploration, studies, development or operations; the final assessment of exploration results and information that is preliminary; the significant risk and hazards associated with any future mining operations, extensive regulation by the U.S. government as well as local governments; changes in laws, rules or regulations, or their enforcement by applicable authorities; the failure of parties to contracts with Ivanhoe Electric to perform as agreed; and the impact of political, economic and other uncertainties associated with operating in foreign countries, and the impact of the COVID-19 pandemic and the global economy. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors described in Ivanhoe Electric’s Annual Report on Form 10-K and other disclosures filed with the U.S. Securities and Exchange Commission. No assurance can be given that such future results will be achieved. Forward-looking statements speak only as of the date of this Presentation. Ivanhoe Electric cautions you not to place undue reliance on these forward-looking statements. Subject to applicable securities laws, Ivanhoe Electric does not assume any obligation to update or revise the forward-looking statements contained herein to reflect events or circumstances occurring after the date of this Press Release, and Ivanhoe Electric expressly disclaims any requirement to do so. Market and Industry Data This Presentation includes market and industry data and forecasts obtained from independent research reports, publicly available information, various industry publications, other published industry sources or internal data and estimates. Independent research reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Although Ivanhoe Electric believes that the publications and reports are reliable, Ivanhoe Electric has not independently verified the data. Internal data, estimates and forecasts are based on information obtained from trade and business organizations and other contacts in the markets in which we operate and Ivanhoe Electric’s understanding of industry conditions. Although Ivanhoe Electric believes that such information is reliable, we have not had such information verified by any independent sources. As a result, readers of this Presentation should be aware that any such information and data set forth in this Presentation, and estimates and beliefs based on such information and data, are uncertain and may not be reliable.

Technical Information and Qualified Persons 3 The Preliminary Feasibility Study (Study), entitled “S-K 1300 Preliminary Feasibility & Technical Report Summary, Santa Cruz Copper Project, Arizona,” is dated June 23, 2025, and was prepared in accordance with Subpart 1300 and Item 601 of Regulation S-K. The Study was prepared by the following firms: Fluor Canada Ltd. (Fluor), BBA USA Inc. (BBA), KCB Consultants Ltd. (KCB), Met Engineering, LLC (Met), INTERA Incorporated (INTERA), Burns & McDonnell Engineering Company, Inc. (Burns & McDonnell), Geosyntec Consultants, Inc. (Geosyntec), Haley & Aldrich, Inc. (Haley & Aldrich), Life Cycle Geo, LLC (Life Cycle Geo), Paterson & Cooke USA, Ltd. (Paterson & Cooke), Stantec Consulting Services Inc. (Stantec) and Tetra Tech, Inc. (Tetra Tech). The Study will be available on the SEC's EDGAR website as an exhibit to a Form 8-K filed by Ivanhoe Electric in connection with its June 23, 2025 news release announcing the Study. Ivanhoe Electric will also have prepared and filed an independent technical report prepared under Canadian National Instrument 43-101 within 45 days of the June 23, 2025 news release. This report will be available on Ivanhoe Electric’s website and on its SEDAR+ profile. For the purposes of Canadian National Instrument 43-101, the independent Qualified Persons responsible for preparing the scientific and technical information disclosed in this Presentation regarding the Study are Todd McCracken, Shane Ghouralal, and David Willock (BBA), Ulises Arvayo (Burns & McDonnell), Subhamoy Dasgupta and Ivan Sanchez (Fluor), Kirk Craig (Geosyntec), Rick Frechette (Haley & Aldrich), Annelia Tinklenberg (INTERA), Jim Casey (KCB), Tom Meuzelaar (Life Cycle Geo), James Moore (Met), Casey Schmitt (Paterson & Cooke), Kim Trapani (Stantec), and Daryl Longwell (Tetra Tech). Each Qualified Person has reviewed and approved the information in this Presentation relevant to the portion of the scientific and technical information for which they are responsible. Other disclosures of a scientific or technical nature included in this Presentation regarding the Santa Cruz Copper Project, have been reviewed, verified, and approved by Glen Kuntz, P.Geo., who is a Qualified Person as defined by Regulation S-K, Subpart 1300 promulgated by the U.S. Securities and Exchange Commission and by Canadian National Instrument 43- 101. Mr. Kuntz is an employee of Ivanhoe Electric Inc. The Study and 43-101 technical report include relevant information regarding the assumptions, parameters and methods of the mineral resource and mineral reserve estimates on the Santa Cruz Copper Project, as well as information regarding data verification, exploration procedures and other matters relevant to the scientific and technical disclosure contained in this Presentation. Mineral resources are not mineral reserves and do not have demonstrated economic viability.

Conference Call Participants 4 Robert Friedland – Executive Chairman & Founder Taylor Melvin – President & Chief Executive Officer Glen Kuntz – Senior Vice President, Mine Development Jordan Neeser – Chief Financial Officer

Santa Cruz Copper Project 5 High Quality Advanced Copper Project on Private Land in Arizona, USA High Grade Reserves, Modern Underground Mining, Heap Leach Process to Produce 100% Copper Cathode Excellent Access to Existing Infrastructure Low Project Capital Intensity and Operating Costs Project Team Led by Experienced Internal Team plus World-class Consultants Short Development Timeline Domestic Refined Copper to Help Meet U.S. Demand

Ivanhoe Electric – Experienced Project Leadership



ROBERT FRIEDLAND
Founder and Executive Chairman

- Industry-leading company builder, entrepreneurial explorer, and technology innovator



TAYLOR MELVIN
President and Chief Executive Officer

- 20+ years' experience investment banking and corporate development with J.P. Morgan and Freeport-McMoRan



JORDAN NEESER
Chief Financial Officer

- CPA with 18+ years' experience corporate finance and development, previously Gold Standard Ventures, First Quantum Minerals



GLEN KUNTZ
Senior Vice President, Mine Development

- 30+ years' experience mine development and operations, previously Nordmin, Yamana Gold, Placer Dome



COLIN SHAW
Director, Underground Studies

- 18+ years' experience in underground mine operations and engineering, previously Rio Tinto, Freeport-McMoRan



MARK FENNEL
Director, Processing Engineering

- 30+ years' experience mineral processing, previously Rio Tinto, BHP, SQM, Phelps Dodge, ASARCO, COMINCO



KAMI BALLARD
Director, Permitting, Environmental & Social Responsibility

- 18+ years' experience in mine permitting and environmental, previously Rio Tinto, Freeport-McMoRan



GLENN BARR
Consulting Metallurgist

- 32+ years' experience mineral processing, previously Twin Metals/Antofagasta, Teck, Stantec

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Highly Engineered Study Supported by Detailed Testwork 7 > $100 million in new drilling, advanced testwork, and extensive engineering studies Additional 149 drill holes totaling approximately 120,000 meters, for a project total of 329 drill holes totaling 279,000 meters completed since 2021 Additional > 250 trade-off studies, and 100s of hydrogeological and metallurgical tests, including 3-D seismic mapping of underground faults Ivanhoe Electric’s project team of more than 40 engineers, geologists, and technicians supported by world-class, industry-leading consultants U.S. Preliminary Feasibility Study / Canadian Feasibility Study

Highlights of the Preliminary Feasibility Study 8 Low Initial Capital of $1.24 Billion and Low Unit Production Costs of $1.32 Per Pound of Copper Support Attractive Economics After-Tax Net Present Value8% of $1.9 Billion and 24% Internal Rate of Return at Current COMEX Copper Price After-Tax Net Present Value8% of $1.4 Billion and 20% Internal Rate of Return at $4.25 Copper Price 20,000 tonnes per day operation and conventional heap leach process with 92% copper recoveries and 23-year mine life First 15 years’ average annual copper grade of 1.1% producing 72,000 tonnes of copper cathode per year

$1.9B PRE-TAX NPV $13.1B LIFE OF MINE REVENUE 22.0% PRE-TAX IRR $17.1 k/tonne CAPITAL INTENSITY2 20.0% AFTER-TAX IRR $1.24B INITIAL CAPITAL EXPENDITURES 4.4 Years AFTER-TAX PAYBACK PERIOD1 ~1.4MT LIFE OF MINE COPPER PRODUCTION $1.4B AFTER-TAX NPV $5.0B LIFE OF MINE AFTER-TAX FREE CASH FLOW $240M AFTER-TAX NPV PER $0.25/LB CHANGE 23 Years MINE LIFE 9 1. Payback period post-construction; 2. Initial capital expenditures per average annual paid copper produced during first 15 years of mining Robust Economics with Significant Leverage to Copper 3.50 4.00 4.50 5.00 2023 2024 2025 COMEX Copper ($/lb) LME Copper ($/lb) Copper Price ($/pound) Pre-tax After-tax LOM Free Cashflow ($ billon) NPV8% ($ billion) IRR (%) LOM Free Cashflow ($ billion) NPV8% ($ billion) IRR (%) 3.75 4.7 1.3 17.8% 3.9 0.9 16.3% 4.00 5.4 1.6 20.0% 4.4 1.1 18.2% 4.25 6.2 1.9 22.0% 5.0 1.4 20.0% 4.50 6.9 2.2 24.0% 5.5 1.6 21.8% 4.75 7.6 2.5 26.0% 6.1 1.8 23.5% 4.83 7.8 2.6 26.6% 6.3 1.9 24.0% 5.00 8.3 2.8 27.9% 6.6 2.1 25.2%

Source: S&P Global Market Intelligence, 2025 Note: 2024 cash operating costs (C1) on a co-product basis for global copper mines, excluding processing facilities. 25% -- ¢100 ¢200 ¢300 ¢400 ¢500 ¢600 ¢700 ¢800 -- 910 1,968 2,422 3,798 4,942 5,738 6,902 7,877 8,995 9,936 10,983 11,944 12,868 13,840 14,949 15,827 16,996 Cash Operating Costs / C1 (cents per pound of copper) Paid Copper (thousand tonnes) First Quartile Unit Cash Costs 10 Santa Cruz Copper Project $1.32 per pound of copper Global 1st Quartile Production (%) 0% 50% 75% 100%

$10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $500 $1,500 $2,500 $3,500 $4,500 $5,500 $6,500 Capital Intensity (US$/tpa CuEq.) Initial Capital (US$ mm) Near Term Build (Prior to 2028) Long Term Build (After 2028) Santa Cruz Santa Cruz is a part of a small group of low initial capital and low capital intensity projects that could be built in the near term across North and South America Low Projected Capital Intensity 11 Note: Capital intensity calculated as initial capital for greenfield projects divided by average annual life of mine copper production. Only includes projects with capital expenditures greater than US$750 million, average copper-equivalent production greater than 50,000 tonnes per year and copper as percentage of net revenue greater than 50%. Santa Cruz Copper Project Preliminary Feasibility Study average annual copper production during first 15 years Source: Wood Mackenzie, 2025 Capital Intensity Across Greenfield Copper Projects in North and South America

100%-Owned Private Land in Heart of America’s Copper State 12 Premier mining jurisdiction with access to talented workforce Located between Phoenix and Tucson at the center of Arizona’s rapidly industrial corridor ~ 6,000 acres of surface, mineral, and associated water rights Excellent existing infrastructure

Small Surface Footprint 13 Surface infrastructure requires ~ 2,600 acres (40% of total land package) Includes ~ 900 acres for planned solar facility and battery storage Efficient layout provides ample space for future expansion opportunities

Initial Mineral Reserve Estimate 14 Probable Reserves: 136 million tonnes @ 1.08% total copper • Santa Cruz: 132 million tonnes @ 1.08% total copper • East Ridge: 4 million tonnes @ 1.03% total copper 1.5 million tonnes contained copper in Mineral Reserves Supports 23 -year mine life Only includes high -grade mineralization from Oxide and Chalcocite domains Infrastructure Oxide Chalcocite Mineral Reserves

Optimized Underground Mine Design

- Top of Mineral Reserves at 310 meters beneath surface
- Mine access via twin decline drifts measuring ~8 kilometers
- Roadheaders used to drive twin declines
- Intake and exhaust shafts developed using blindbore shafts to supply ventilation
- Study utilizes autonomous and battery-operated fleet with mine telemetry and grade control technologies
- Study incorporates +200 kilometers of longhole stoping and local drift-and-fill across 16 levels
- Average daily throughput ramps up to 20,000 tonnes per day after year 3
- First 15 years' average annual copper cathode production of 72,000 tonnes


Mine Infrastructure
Box Cut
Decline
Ramp
Stope Cut
Shafts
Main Levels
N
300 meters

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Chloride-Assisted On/Off Heap Leaching Process 16 Reduces Processing Ramp-Up Complexities Simple Processing Flowsheet and Operations Enhances Ability to Balance Mine Feed Lowers Initial and Sustaining Capital Costs Lowers Operating Costs and Enhances Mineral Reserves Eliminates Tailings and Necessity for Tailings Storage Facilities Produces 100% of Copper Production in the Form of Copper Cathode

Simple and Conventional Processing Flowsheet 17 Copper recoveries of 92.2% over life of mine Low net sulfuric acid consumption of 6 kilograms per tonne of treated ore Up to 50% of spent ore converted into paste and used as backfill underground

Copper Production and Grade Profile 18 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Total Copper Grade (%) Copper Production (tonnes) Copper Cathode Production Total Copper Head Grade (%) Construction Production Potential to Access Existing Resources in Later Years

Private Land Streamlines Permitting

- Santa Cruz Copper Project primary permitting authorities: Arizona Department of Environmental Quality, Pinal County, and City of Casa Grande
- Indicative permitting timeline:

10 PERMITS / RIGHTS COMPLETED TO SUPPORT
- ✓ Exploration Activities
- ✓ Land Use Conversion
- ✓ Land Reclamation

ANTICIPATED SUBMITTAL DATE

Anticipated Submittal Date	Permits
(Submitted)	Air Quality Control Class II (Submitted)
Q3 2025	Aquifer Protection Permits; Mined Land Reclamation Plan Amendment; Major Site Plan
Q4 2025	Encroachment Permit; Groundwater Withdrawal; Class V Underground Injection Control Permits (EPA)
Q3 2026	Individual Aquifer Protection Permit
Q1 2027	Recycled Water Discharge

Legend: State of Arizona; Pinal County; City of Casa Grande

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Mineral Resource Estimate: Indicated Resources 20 Indicated Resources inclusive of Mineral Reserves for Santa Cruz and East Ridge: 3.1 million tonnes of contained copper • Santa Cruz: 3.0 million tonnes of contained copper @ 0.95% total copper • East Ridge: 88,000 tonnes of contained copper @ 1.0% total copper 2.5 million tonnes of contained copper in Indicated Resources amenable to heap leaching: Oxide, Chalcocite • 1.5 million tonnes of the contained copper are included in the mine plan If converted to Mineral Reserves, potentially represents near-mine expansion potential East Ridge Santa Cruz Mine Infrastructure Oxide Chalcocite Primary Indicated Resource Domain

Mineral Resource Estimate: Inferred Resources 21 Santa Cruz and East Ridge: 0.6 million tonnes of contained copper • Santa Cruz: 0.2 million tonnes of contained copper @ 0.73% total copper • East Ridge: 0.4 million tonnes of contained copper @ 0.89% total copper Texaco: 2.7 million tonnes of contained copper @ 0.78% total copper 1.9 million tonnes of contained copper present in Primary copper sulfide domain across all deposits 1 Inclusive of Mineral Reserves East Ridge Santa Cruz Texaco Indicated Resources1 Oxide Chalcocite Primary Inferred Resource Domain

Santa Cruz Copper Project – Indicative Development Plan 22 2025 2026 2027 2028 Detailed Engineering Initial Construction Permits Secure Project Financing Equipment Procurement Box Cut / Decline Construction Surface Infrastructure Construction Initial Cathode Production Target Window Final Construction / Operating Permits Mining & Stockpiling Heap Leach Processing

Project Financing Overview 23 Strong market interest for project financing from multiple sources, including U.S. Government agencies, commercial lenders, and potential project partners U.S. Export-Import Bank Letter of Interest for $825 million of project debt received April 15, 2025 Strong projected free cashflow and debt service metrics indicate potential for up to 70% debt financing Project-level funding sources: potential strategic partner investment, U.S. Government agencies, offtake funding, specialist funds, equipment finance groups, and other export credit agencies Senior management team with extensive experience in mining finance and development, focused on securing most attractive financing package

Ivanhoe Electric Investment Highlights 24 Santa Cruz Copper Project - One of America’s Next Copper Mines for Domestic Supply Chain Security with High Operating Margins and Low Capital Intensity Disruptive Technology-led Exploration Platform, Combining Typhoon and Computational Geoscience Inc. to Accelerate Mineral Discovery 50 / 50 Joint Venture with Maaden, the Middle East's Largest Mining Company, Exploring the Highly Prospective Arabian Shield 50 / 50 Exploration Alliance with BHP in the Southwest U.S., Utilizing Typhoon to Search for New Sources of Critical Metals in the United States Dynamic Portfolio of 100%-Owned Critical Metals Exploration Projects in the United States

NYSE American / TSX: IE ivanhoeelectric.com 25 Q&A SANTA CRUZ COPPER PROJECT PRELIMINARY FEASIBILITY STUDY

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